TAX-FREE FUND FOR UTAH

                       Supplement to the Prospectuses and
                       Statement of Additional Information
                             Dated October 24, 2003
                           As previously supplemented
                                November 6, 2003

     Effective January 1, 2004 Aquila Management Corporation, the Fund's Manager, transferred all of its business, operations and arrangements as to personnel to a wholly-owned subsidiary, Aquila Investment Management LLC, which will continue the management of the Fund. The transfer was made for reasons of corporate and tax planning and will have no effect on the management of the Fund or the fees being paid. All references to the Manager in the Prospectuses or Statement of Additional Information refer to Aquila Investment Management LLC.

     The sections of the Prospectus describing the management are changed to read as follows:

"How is the Fund managed?"

     Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Fund's investment adviser under an Advisory and Administration Agreement. The Manager provides for investment supervision, including supervising continuously the investment program of the Fund and also the composition of its portfolio, determining what securities will be purchased or sold by the Fund and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the Manager's expense, providing for pricing of the Fund's portfolio daily. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund, including fund accounting service, maintaining the Fund's books and records and providing other administrative services.

     The Manager provides the Fund with local advisory services.

     During the fiscal year ended June 30, 2003, the Fund accrued management fees to the Manager at the annual rate of 0.50 of 1% of its average annual net assets.

Information about the Manager

     The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and an equity fund. As of September 30, 2003, these funds had aggregate assets of approximately $3.9 billion, of which approximately $2.5 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through two trusts and through share ownership by his wife.

     Kimball L. Young, Senior Vice President of the Fund since 1997 and Vice President from 1992 to 1997, and Thomas S. Albright, Vice President, co-manage the Fund's portfolio.

     Mr. Young was a principal of Lewis Young Robertson & Burningham, Inc., a broker/dealer providing public finance services to Utah local governments, from 1995 to 2001. He was Senior Vice President-Public Finance, Kemper Securities Inc., Salt Lake City, Utah from 1981 to 1992. He is an economics graduate of the University of Utah.

     Mr. Albright has been Senior Vice President and, as an employee of the Manager, Portfolio Manager of Churchill Tax-Free Fund of Kentucky, which has approximately $250 million in assets and similar investment objectives to those of the Fund, since July 1, 2000. He served in the same portfolio management capacity for that fund from 1995 to 2000 as an officer of Banc One Investment Advisors Corporation, that fund's former Sub-Adviser. From 1981 to 1995 he was employed by Liberty National Bank of Louisville, KY, where he was responsible for management of its investment portfolio. Mr. Albright attended the University of Louisville and has been involved in portfolio management since 1975.


                 The date of this supplement is January 2, 2004